Advisors Disciplined Trust 1294

                          Supplement to the Prospectus

     Rockwood Holdings, Inc. (NYSE: ROC) has merged with Albemarle Corporation (NYSE: ALB). Accordingly, notwithstanding anything to the contrary in the prospectus, the trust's portfolio now includes shares of Albemarle Corporation and will no longer include shares of Rockwood Holdings, Inc.



     Supplement Dated:  January 13, 2015










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